UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2023

ADITXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	85-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

737 N. Fifth Street, Suite 200 Richmond, VA 23219

(Address of principal executive offices, including ZIP code)

(650) 870-1200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 16, 2023, Aditxt, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) for the purpose of holding a stockholder vote on Proposals 1, 2, 3, 4, 5, 6, 7, 8 and 9 set forth below. An aggregate of 2,457,847 shares of the Company’s Common Stock or 35.52% and 1 holder of the Company’s Series C Preferred Stock or 100%, constituting a quorum, were represented virtually, in person, or by valid proxies at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders (i) re-elected each of Amro Albanna, Shahrokh Shabahang, Brian Brady, Namvar Kiaie, and Jeffrey Runge as directors of the Company to serve for a term expiring at the Company’s 2024 annual meeting of stockholders; (ii) ratified the appointment of dbbmckennon LLC (“dbbmckennon”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; (iii) approved, for purposes of Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock underlying warrants originally issued by the Company in August 2022; (iv) approved, for the purpose of Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock underlying secured promissory notes originally issued by the Company in July 2023; (v) authorized the Company to issue securities in one or more non-public offerings in accordance with Nasdaq Marketplace Rule 5635(d); (vi) approved any change in control under Nasdaq Marketplace Rule 5635 that may result from the potential issuance of securities in the non-public offerings; (vii) granted discretionary authority to the Company’s board of directors to (a) amend the Company’s certificate of incorporation to combine outstanding shares of the Company’s common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-five (1:5) to a maximum of a one-for-two hundred (1:200) split, with the exact ratio to be determined by the Company’s board of directors in its sole discretion; and (b) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders; (viii) approved an amendment to the Company’s 2021 Omnibus Equity Incentive Plan (the “2021 Plan”) to increase the number of shares of common stock issuable thereunder to 1,500,000 shares from 60,000 shares; and (ix) authorized the Company to adjourn the Annual Meeting if necessary or appropriate.

The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on July 20, 2023, as amended, are as follows:

Proposal 1. At the Annual Meeting, the stockholders approved the election of five (5) members to our board of directors to serve until the Company’s 2024 annual meeting of stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the five (5) directors were as follows:

Directors	For	Withhold	Broker Non-Votes
Amro Albanna	863,559	149,818	1,444,470
Shahrokh Shabahang D.D.S., MS, Ph.D.	812,690	200,687	1,444,470
Brian Brady	836,017	177,360	1,444,470
Namvar Kiaie	823,173	190,204	1,444,470
Jeffrey Runge, M.D.	788,824	224,553	1,444,470

Proposal 2. At the Annual Meeting, the stockholders approved the ratification of the appointment of dbbmckennon as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The result of the votes to approve the ratification of the appointment of dbbmckennon were as follows:

For	Against	Abstain
2,040,719	275,020	142,108

Proposal 3. At the Annual Meeting, the proposal to approve, for purposes of Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock underlying warrants originally issued by the Company in August 2022. The result of the votes were as follows:

For	Against	Abstain	Broker Non-Vote
737,719	221,814	53,844	1,444,470

Proposal 4. At the Annual Meeting, the proposal to approve, for the purpose of Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock underlying secured promissory notes originally issued by the Company in July 2023. The result of the votes were as follows:

For	Against	Abstain	Broker Non-Vote
751,316	210,825	51,236	1,444,470

Proposal 5. At the Annual Meeting, the proposal to authorize the Company to issue securities in one or more non-public offerings in accordance with Nasdaq Marketplace Rule 5635(d). The result of the votes were as follows:

For	Against	Abstain	Broker Non-Vote
659,182	303,770	50,425	1,444,470

Proposal 6. At the Annual Meeting, the proposal to approve any change in control under Nasdaq Marketplace Rule 5635 that may result from the potential issuance of securities in the non-public offerings. The result of the votes were as follows:

For	Against	Abstain	Broker Non-Vote
647,641	319,019	46,717	1,444,470

Proposal 7. At the Annual Meeting, the proposal to grant discretionary authority to the Company’s board of directors to (a) amend the Company’s certificate of incorporation to combine outstanding shares of the Company’s common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-five (1:5) to a maximum of a one-for-two hundred (1:200) split, with the exact ratio to be determined by the Company’s board of directors in its sole discretion; and (b) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders. The result of the votes were as follows:

For	Against	Abstain
172,053,370	68,707,395	11,697,082

Proposal 8. At the Annual Meeting, the proposal to approve an amendment to the Company’s 2021 Omnibus Equity Incentive Plan (the “2021 Plan”) to increase the number of shares of common stock issuable thereunder to 1,500,000 shares from 60,000 shares. The result of the votes were as follows:

For	Against	Abstain	Broker Non-Vote
612,462	339,675	61,240	1,444,470

Proposal 9. At the Annual Meeting, the proposal to adjourn the Annual Meeting if necessary or appropriate. The result of the votes were as follows:

For	Against	Abstain
1,824,519	516,791	126,537

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2023

Aditxt, Inc.

By:	/s/ Amro Albanna
Name:	Amro Albanna
Title:	Chief Executive Officer